Computer Hardware and Other Property, Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Computer Hardware and Other Property, Net.
Computer hardware	$ 24,620	$ 18,130
Leasehold improvements	12,496	13,298
Furniture, fixtures and equipment	4,412	6,816
Total computer hardware and other property	41,528	38,244
Accumulated depreciation	(23,486)	(17,603)
Total computer hardware and other property, net	18,042	20,641
Depreciation	$ 9,181	$ 9,422	$ 6,997